IMPORTANT NOTICE TO SHAREHOLDERS

Wilshire Variable Insurance Trust (the “Trust”)
Equity Fund
Income Fund
International Equity Fund
Small Cap Fund
Socially Responsible Fund
(the “Funds”)

Supplement dated June 27, 2014 to the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information dated May 1, 2014, with respect to the Funds

On May 16, 2014, the Board of Trustees of the Trust approved the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) into the Balanced Fund. Each merger is subject to approval by shareholders of each Acquired Fund. During the third quarter of 2014, shareholders of each Acquired Fund will receive a combined prospectus/proxy statement that will contain additional information about the mergers and voting instructions.
If the proposed mergers are approved by shareholders of the Acquired Funds, the Acquired Funds will transfer their assets to the Balanced Fund and the Balanced Fund will assume the liabilities of the Acquired Funds. On the closing date of the merger Acquired Fund shareholders will receive shares of the Balanced Fund.
If approved by shareholders, the mergers are expected to be effective in the third quarter of 2014.

Effective September 19, 2014, shares of the Acquired Funds will no longer be offered to new shareholders, and shareholders of any other series of the Trust will not be able to exchange their shares of such series for shares of the Acquired Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE.

WIL-SK-025-0100